Exhibit 10.52.4

AMENDMENT NO. 2

TO PRICING LETTER

Amendment No. 2 dated as of February 11, 2013 (the “Amendment”), among UBS Real Estate Securities Inc. (the “Buyer”) and Reverse Mortgage Solutions, Inc. (the “Seller”).

RECITALS

The Buyer and Seller are parties to that certain Master Repurchase Agreement, dated as of November 1, 2012 (as may be amended from time to time, the “Repurchase Agreement”) and that certain Pricing Letter, dated as of November 1, 2012 as amended by Amendment No. 1 dated as of December 11, 2012 (the “Existing Pricing Letter”, as subsequently amended by this Amendment, and as may be further amended from time to time, the “Pricing Letter”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement and the Existing Pricing Letter, as applicable.

The Buyer and Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Pricing Letter be amended to reflect certain agreed upon revisions to the terms of the Existing Pricing Letter.

Accordingly, the Buyer and Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Pricing Letter is hereby amended as follows:

SECTION 1. Definition Amendments. For the period of time starting on the Amendment Effective Date, as herein defined, and ending on February 19, 2013, Section 1 of the Existing Pricing Letter is hereby amended by deleting the definitions of “Maximum Aggregate Purchase Price” and “Minimum Balance Requirement” in their entirety and replacing them with the following:

“Maximum Aggregate Purchase Price” shall mean $75,000,000.

“Minimum Balance Requirement” shall mean $[__].

SECTION 2. Conditions Precedent. This Amendment shall become effective on the date hereof (the “Amendment Effective Date”), subject to the Buyer having received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a) this Amendment, executed and delivered by duly authorized officers, as applicable, of the Buyer and Seller; and

(b) such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 3. Ratification of Agreement. As amended by this Amendment, the Existing Pricing Letter is in all respects ratified and confirmed and the Existing Pricing Letter as so modified by this Amendment shall be read, taken, and construed as one and the same instrument.

SECTION 4. Representations and Warranties. Seller hereby represents and warrants to Buyer that it is in compliance with all the terms and provisions set forth in the Existing Pricing Letter and Repurchase Agreement on its part to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 11 of the Repurchase Agreement.

SECTION 4. SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Pricing Letter shall continue to be, and shall remain, in full force and effect in accordance with its terms. This Amendment embodies the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written negotiations, agreements and understandings of the parties with respect to the subject matter hereof.

SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. The parties agree that this Amendment, any documents to be delivered pursuant to this Amendment and any notices hereunder may be transmitted between them by email and/or by facsimile. Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Agreement. The original documents shall be promptly delivered, if requested.

SECTION 7. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE EFFECTIVENESS, VALIDITY AND ENFORCEABILITY OF ELECTRONIC CONTRACTS, OTHER RECORDS, ELECTRONIC RECORDS AND ELECTRONIC SIGNATURES USED IN CONNECTION WITH ANY ELECTRONIC TRANSACTION BETWEEN BUYER AND SELLER SHALL BE GOVERNED BY E-SIGN.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Seller and the Buyer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

UBS Real Estate Securities Inc., as Buyer

By:
Name: Title:

By:
Name: Title:

Reverse Mortgage Solutions, Inc., as Seller

By:
Name: Title:

[Signature page to Amendment No. 2 to Pricing Letter]